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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) February 20, 2001

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                                GATX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           New York                           1-2328                    36-1124040
(State or other jurisdiction of      (Commission file number)        (I.R.S. employer
        incorporation)                                            identification number)
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                             500 West Monroe Street,
                          Chicago, Illinois 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200



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ITEM 5.  OTHER EVENTS

         On February 20, 2001, GATX Corporation issued the following press release:

         GATX Corporation and GATX Capital Corporation today reported on the conclusion of the first phase of a trial that is currently underway in Federal
District Court for the Northern District of California to which GATX Capital is a party.

         As noted in detailed descriptions in the GATX Corporation and GATX
Capital filings on forms 10-Q and 10-K, GATX Capital is party to litigation arising from the issuance by the Federal Aviation Administration of Airworthiness Directive 96-01-03, the effect of which significantly reduced the amount of freight that ten 747 aircraft were authorized to carry. These aircraft were modified from passenger to freighter configuration between 1988 and 1994 by subcontractors of GATX/Airlog, a California partnership in which a subsidiary of GATX Capital is a partner. GATX Capital previously reached settlements covering five of the aircraft, and the remaining five are the subject of this trial.

         The first phase of the trial concluded on Friday, February 16. The jury found that GATX/Airlog breached its warranties under the applicable aircraft modification agreements, and fraudulently failed to disclose information to the operators of the aircraft. The second phase of the trial to determine damages to be awarded to the plaintiffs is expected to conclude within three weeks.

         While the amounts claimed in this matter are substantial, the extent of liability with respect to such claims cannot be reasonably estimated at this time. However, once finally determined, the amount required to be paid will be material to the results of operations in a given period for GATX Capital and GATX Corporation, and may have a material adverse effect on the financial condition of these parties. The company is currently evaluating the amount of estimated reserves that may be required for payment of damages. The accrual for estimated reserves will be considered a subsequent event in accordance with Generally Accepted Accounting Principles, and as such will be reflected in 2000 results.

         Jesse V. Crews, president of GATX Capital Corporation, stated, "We strongly believe that throughout the course of the trial GATX/Airlog offered evidence showing that it did not breach its obligations under the terms of the modification agreements and made all required disclosures to its customers. In that regard, the jury's decision is disappointing. This is an extremely complex case involving a number of difficult and novel factual and legal issues. We believe a number of those issues present important matters for further judicial review, and we plan to vigorously pursue


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appropriate review of those issues."

         Further information with regard to this trial will be communicated as appropriate.

COMPANY DESCRIPTION

         GATX Corporation (NYSE: GMT), is a unique finance and leasing company combining asset knowledge and services, structuring expertise, creative partnering and risk capital to serve customers and partners worldwide. GATX
Corporation provides leasing and financial services responsive to the specialized needs of a range of businesses. GATX Corporation specializes in railcar and locomotive operating leasing, aircraft operating leasing, information technology leasing, and venture finance for customers in diverse industrial sectors worldwide.


FOR FURTHER INFORMATION CONTACT:
Analysts and Investors                Media
----------------------                -----
Robert C. Lyons                       George S. Lowman
Director of Investor Relations        Managing Director-Communications
GATX Corporation                      GATX Corporation
312-621-6633                          312-621-6599




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                      GATX CORPORATION
                                              ----------------------------------
                                                        (Registrant)

                                                    /s/ Brian A. Kenney
                                              ----------------------------------
                                                       Brian A. Kenney
                                                      Vice President and
                                                   Chief Financial Officer
                                                  (Duly Authorized Officer)



Date:  February 20, 2001